                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 12
Statement of Operations.......................... 13
Statement of Changes in Net Assets............... 14
Financial Highlights............................. 15
Notes to Financial Statements.................... 16
Report of Independent Accountants................ 21
Dividend Reinvestment Plan....................... 22


VKS ANR 12/97

                            LETTER TO SHAREHOLDERS

December 4, 1997

Dear Shareholder,
    In the past year, we have been
participants in and witnesses to two
mergers that we believe have positioned
our company at the forefront of the
financial industry's evolution. Our
latest announcement continues our                      [PHOTO]
forward progress. I am pleased to
announce that Philip N. Duff, formerly
the chief financial officer of Morgan
Stanley, has joined Van Kampen American
Capital as president and chief            DENNIS J. MCDONNELL AND DON G. POWELL
executive officer. I will continue as
chairman of the firm. Together, we will continue to work to the benefit of our fund shareholders as Van Kampen American Capital advances toward the next century.

ECONOMIC REVIEW
    The last quarter of 1996 brought renewed strength and rumblings of inflation, which continued to feed investors' uncertainties about the direction of interest rates. This was reflected in the volatility of taxable yields, with the 30-year Treasury ranging from a high of 6.70 percent to a low of 6.35 percent, and ending the period at 6.64 percent.
    The economy grew at a brisk 3.9 percent annual rate during the first three quarters of 1997. At the same time, the federal budget deficit fell to its lowest level in 23 years, while consumer prices rose less than 2.0 percent on an annual basis and producer prices declined 1.4 percent.
    The bond market advanced in price during the first 10 months of 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates by a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.0 percent for the first time in six months. By mid-April, however, the market's mood had changed, reflecting few signs of price pressures despite the economy's strength. Bonds also benefited from continued heavy purchases by foreign investors and concerns that the stock market rally was nearing an end. The 7.0 percent slump in the Dow Jones Industrial Average on October 27 reinforced the benefit of owning bonds for diversification. By the end of October, the yield on the 30-year Treasury bond was near its lowest level in 20 months, at 6.15 percent.
    Throughout 1997, municipal bond prices moved in the same direction as the Treasury bond market, but gained less when Treasury prices rallied and lost less when Treasuries fell. Between December 31, 1996 and October 31, 1997, the yield on the long-term municipal revenue bond index fell 36 basis points as the yield on the 30-year Treasury bond fell 48 basis points. Because yields move in the opposite direction of prices, the smaller yield decline of municipal bonds indicates that their prices did not rise as much as Treasuries.

                                                           Continued on page two

                                 [PIE CHART]

PORTFOLIO COMPOSITION BY CREDIT QUALITY*
AS OF OCTOBER 31, 1997

AAA.................    49.8%
AA..................    14.9%
A...................     0.9%
BBB.................    32.2%
BB..................     2.1%
Non-Rated...........     0.1%

* As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY

    In managing the Trust, we used the following strategies:
    We continued to position the credit quality of the portfolio's assets in a "barbell" pattern. In other words, we invested in both high-quality and low-quality bonds, which helps to balance the portfolio's volatility in response to changing interest rates. Bonds rated AAA, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group, tend to perform better when interest rates are falling. Most AAA-rated bonds are insured bonds, which currently comprise well over half of new issues in the municipal bond market. They are extremely liquid and carry minimal credit risk. Bonds rated BBB, the lowest investment-grade credit rating used by Standard & Poor's, and below BBB tend to perform better when rates are rising, and have the potential to provide additional income.
    Portfolio turnover during the fiscal year was limited due to market conditions that afforded few opportunities to add value to existing holdings. The average yield of bonds in the Trust's portfolio was higher than average market yields. As a result, there was little incentive to replace bonds in the portfolio, because such trades would have reduced the Trust's dividend-paying ability.
    Trading was also restrained by tight spreads between yields of AAA-rated bonds and lower-rated securities. These spreads compressed to historically narrow levels due to the increasing number of insured bonds in the municipal market. For example, when a new long-term California transportation issue was sold in September, its BBB-rated portion yielded only 20 basis points more than the AAA-rated insured component in the same maturity. As a result of the narrow yield spreads, there was often not enough incentive to purchase lower-rated securities and assume the additional credit risk.
    Acquisitions focused on enhancing the Trust's call protection. Because we hope to limit the number of bonds that could be "called" at any one time, we purchased new long-term discount securities that will not be callable for many years. To increase income, we favored high-yielding, lower-rated bonds from a diversified mix of market sectors. When searching for new securities for the Trust's portfolio, we try to identify bonds that we believe will outperform within a particular sector and that can be purchased at an

                                                         Continued on page three
attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    The Trust remains well-diversified by sector, but maintains its heaviest weightings in health-care, general purpose, and single-family housing bonds. The health-care sector continues to benefit from consolidation within the industry and from an emphasis by facilities to stabilize operating expenses. General purpose bonds have been underpinned by the improving finances of state and local governments, and single-family housing bonds have benefited from strong demand by retail buyers who are attracted to their relatively high yields.
    During the fiscal year, the duration of the portfolio's core holdings declined moderately as the bonds moved closer to their maturity dates. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations tend to perform better when interest rates are falling, while portfolios with short durations tend to do better when rates are rising. As of October 31, the duration of the Trust's bond portfolio stood at 6.71 years, compared to 7.34 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

     Top Five Portfolio Industry Holdings by Sector as of October 31, 1997*
                    Health Care....................... 26.1%
                    General Purpose................... 16.3%
                    Single-Family Housing............. 11.3%
                    Retail Electric/Gas/Telephone...... 9.0%
                    Industrial Revenue................. 6.7%

                    *As a Percentage of Long-Term
                    Investments

PERFORMANCE SUMMARY

    For the one-year period ended October 31, 1997, the Van Kampen American Capital Strategic Sector Municipal Trust generated a total return at market price of 15.55 percent(1). The Trust offered a tax-exempt distribution rate of
6.12 percent(3), based on the closing common stock price on October 31, 1997. At the end of the reporting period, the closing share price of the Trust traded at $12.750, an 11.14 percent discount to its net asset value of $14.35. Because income from the Trust is exempt from federal income taxes, this distribution rate represents a yield equivalent to a taxable investment earning 9.56 percent(4) (for investors in the federal income tax bracket of 36 percent).

                                                          Continued on page four

                                  [PIE CHART]

TWELVE-MONTH DIVIDEND HISTORY
FOR THE PERIOD ENDED OCTOBER 31, 1997

                 Nov       Dec       Jan       Feb       Mar       Apr       May       Jun       Jul       Aug       Sep       Oct
                1996      1996      1997      1997      1997      1997      1997      1997      1997      1997      1997      1997
Distribution    $0.065    $0.065    $0.065    $0.065    $0.065    $0.065    $0.065    $0.065    $0.065    $0.065    $0.065    $0.065
per Common
Share

The dividend history represents past performance of the Trust and does not predict the Trust future distributions.

OUTLOOK

    We expect the economy to remain strong in the coming months, although the growth rate might slow to a more moderate pace. The weakness in the Far East, which was the impetus for the recent volatility in world stock markets, will most likely reduce U.S. exports to the region. In turn, this could trim U.S. economic growth as well as the earnings of many U.S. companies. As a result, we believe there is little chance that the Fed will raise interest rates in the coming months. A rate hike reemerges as a possibility if inflation picks up, or if growth continues at its current brisk pace.
    As a result of this outlook, we expect that the yield on the 30-year Treasury bond will trade within a range of 5.75 percent and 6.50 percent for the next six months, possibly falling further in mid-1998. A decline in rates would not only boost the prices of long-term investments in the portfolio, but could also positively affect the Trust as a result of its leveraged structure. That structure, which involves borrowing short-term funds to purchase long-term municipal bonds, provides common shareholders with above-market levels of dividend income. It should be noted, however, that if short-term rates rise, borrowing costs would increase; this would negatively impact the income and performance of common shares.
    We will continue to seek a balance between the Trust's total return and its dividend income, and to add value through our investment strategies and bond selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

          PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1997

         VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST
                          (NYSE TICKER SYMBOL--VKS)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1).............   15.55%
One-year total return based on NAV(2)......................   11.01%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    6.12%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................    9.56%

 SHARE VALUATIONS

Net asset value...........................................  $  14.35
Closing common stock price................................  $ 12.750
One-year high common stock price (08/01/97)...............  $13.3125
One-year low common stock price (04/14/97)................  $11.2500
Preferred share (Series A) rate(5)........................     3.57%
Preferred share (Series B) rate(5)........................     3.50%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                           PORTFOLIO OF INVESTMENTS

                               October 31, 1997

---------------------------------------------------------------------------------------------
  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  99.8%
          ALABAMA  1.9%
$ 5,000   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln
          Ser A (AMBAC Insd)............................      5.000%   08/15/15  $  4,822,600
                                                                                 ------------
          CALIFORNIA  14.3%
  3,330   Anaheim, CA Ctfs Partn Anaheim Mem Hosp Assn
          Rfdg (AMBAC Insd).............................      5.000    05/15/13     3,301,528
  3,000   California Hlth Fac Fin Auth Rev Kaiser
          Permanente Med Cent...........................      5.450    10/01/13     3,012,630
  6,420   California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Pacific Gas & Elec Co Ser B (MBIA Insd)...      6.350    06/01/09     6,995,425
  1,110   California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser C (GNMA Collateralized)
          (a)...........................................  6.40/7.80    02/01/28     1,254,589
 10,000   California Statewide Cmntys Dev Auth Rev Ctfs
          Partn Insd Children's Hosp Rfdg (MBIA Insd)...      4.750    06/01/21     9,064,200
  2,000   Los Angeles Cnty, CA Pub Wks (FSA Insd).......      5.500    10/01/18     2,070,680
  2,000   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
          Cap) (AMBAC Insd).............................      5.125    12/01/23     1,931,580
  3,000   Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd).........................................      6.000    06/01/08     3,343,350
  4,300   Paramount, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 Rfdg (MBIA Insd)....................      6.250    08/01/23     4,645,806
                                                                                 ------------
                                                                                   35,619,788
                                                                                 ------------
          COLORADO 6.3%
  1,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05).....      7.000    08/31/26     1,185,700
  2,000   CO Hsg Fin Auth Multi-Family Hsg Insd Mtg Ser
          A.............................................      6.800    10/01/37     2,137,440
  1,500   CO Hsg Fin Auth Single Family Pgm Sr Ser C1...      7.550    11/01/27     1,693,620
  4,345   CO Hsg Fin Auth Single Family Pgm Sr Ser F....      8.625    06/01/25     4,912,109
  3,415   Denver, CO City & Cnty Arpt Rev Ser B.........      6.900    11/15/00     3,652,104
  1,000   E-470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser B
          Rfdg (MBIA Insd)..............................          *    09/01/22       264,350
  2,000   E-470 Pub Hwy Auth CO Rev Sr Ser A Rfdg (MBIA
          Insd).........................................      5.000    09/01/26     1,911,700
                                                                                 ------------
                                                                                   15,757,023
                                                                                 ------------
          CONNECTICUT  1.3%
  3,000   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A 144A-Private Placement (b)..............      6.400    09/01/11     3,319,800
                                                                                 ------------
          FLORIDA  0.1%
    340   Escambia Cnty, FL Hlth Fac Auth Rev...........      4.250    01/01/98       339,990
                                                                                 ------------
          GEORGIA  2.7%
  3,000   Atlanta, GA Spl Purp Fac Rev Delta Airls Ser
          B.............................................      7.900    12/01/18     3,230,250
  1,425   Georgia Muni Elec Auth Pwr Rev Ser A Rfdg
          (FGIC Insd)...................................      5.500    01/01/12     1,489,966
  2,000   Georgia Muni Elec Auth Pwr Rev Ser Z Rfdg
          (FGIC Insd)...................................      5.500    01/01/12     2,091,180
                                                                                 ------------
                                                                                    6,811,396
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1997

---------------------------------------------------------------------------------------------
  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          ILLINOIS  5.7%
$ 2,060   Alton, IL Hosp Fac Rev Saint Anthony's Hlth
          Cent..........................................      5.875%   09/01/06  $  2,150,784
  4,500   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Inc Proj Ser A.................      7.875    11/01/25     4,944,510
  1,235   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Proj Ser 84C.................      8.200    05/01/18     1,330,935
  5,450   Illinois Hlth Fac Auth Rev Westlake Cmnty
          Hosp..........................................      7.750    01/01/04     5,726,587
                                                                                 ------------
                                                                                   14,152,816
                                                                                 ------------
          INDIANA  3.5%
  2,000   Indiana Hlth Fac Fin Auth Rev Ancilla Sys Inc
          Oblig Group (MBIA Insd) (c)...................      5.250    07/01/22     1,938,020
  3,000   Kokomo, IN Hosp Auth Hosp Rev Saint Joseph
          Hosp & Hlth Cent Rfdg.........................      6.000    08/15/02     3,124,140
  2,000   Kokomo, IN Hosp Auth Hosp Rev Saint Joseph
          Hosp & Hlth Cent Rfdg.........................      6.250    08/15/05     2,136,460
    990   La Porte Cnty, IN Hosp Auth Hosp Fac Rev La
          Porte Hosp Inc Rfdg...........................      5.900    03/01/01     1,020,274
    540   La Porte Cnty, IN Hosp Auth Hosp Fac Rev La
          Porte Hosp Inc Rfdg...........................      6.000    03/01/02       560,445
                                                                                 ------------
                                                                                    8,779,339
                                                                                 ------------
          IOWA  2.1%
  5,000   Muscatine, IA Elec Rev Rfdg (AMBAC Insd)
          (d)...........................................      6.125    01/01/12     5,294,100
                                                                                 ------------
          KANSAS  2.2%
  5,000   Burlington, KS Pollutn Ctl Rev KS Gas & Elec
          Co Proj Rfdg (MBIA Insd)......................      7.000    06/01/31     5,464,800
                                                                                 ------------
          KENTUCKY  3.2%
  2,415   Kenton Cnty, KY Arpt Brd Rev (MBIA Insd)
          (c)...........................................      5.900    03/01/05     2,597,767
  1,000   Kentucky Econ Dev Fin Hosp Sys Rev Rfdg & Impt
          (c)...........................................      5.875    10/01/22       994,100
  4,020   Louisville, KY Hsg Assistance Corp Mtg Rev
          Carrousel Pptys Ser A Rfdg (FHA Gtd)..........      8.300    07/01/24     4,363,107
                                                                                 ------------
                                                                                    7,954,974
                                                                                 ------------
          LOUISIANA  1.0%
  2,250   Saint Charles Parish, LA Pollutn Ctl Rev LA
          Pwr & Lt Co Proj (FSA Insd)...................      7.500    06/01/21     2,488,005
                                                                                 ------------
          MARYLAND  6.9%
  4,435   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
          Dev Rev Single Family Pgm Seventh Ser.........      7.300    04/01/25     4,744,785
  6,325   Maryland St Hlth & Higher Edl Fac Auth Rev
          Greater Baltimore Med Cent Rfdg (FGIC Insd)...      5.000    07/01/13     6,263,584
  6,270   Maryland St Hlth & Higher Edl Fac Auth Rev
          Subn Hosp Rfdg (AMBAC Insd)...................      5.000    07/01/13     6,209,118
                                                                                 ------------
                                                                                   17,217,487
                                                                                 ------------

                                               See Notes to Financial Statements

                                October 31, 1997

---------------------------------------------------------------------------------------------
  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          MASSACHUSETTS  1.6%
$ 1,775   Massachusetts Muni Whsl Elec Co Pwr Supply Sys
          Rev Ser B Rfdg................................      6.750%   07/01/05  $  1,927,810
  1,705   Massachusetts St Hlth & Edl Fac Auth Rev Vly
          Regl Hlth Sys Ser C Rfdg (Connie Lee Insd)....      7.000    07/01/09     1,989,513
                                                                                 ------------
                                                                                    3,917,323
                                                                                 ------------
          MICHIGAN  1.7%
  1,355   Flint, MI Hosp Bldg Auth Rev Hurley Med Cent
          Ser A Rfdg....................................      5.750    07/01/03     1,405,189
  2,745   Michigan Muni Bond Auth Rev St Revolving
          Fund..........................................      5.400    10/01/14     2,790,814
                                                                                 ------------
                                                                                    4,196,003
                                                                                 ------------
          MISSISSIPPI  1.9%
  2,000   Mississippi Home Corp Single Family Rev Mtg
          Ser C (GNMA Collateralized) (a)...............  5.50/7.60    06/01/29     2,264,120
  1,000   Mississippi Home Corp Single Family Rev Mtg
          Ser F (GNMA Collateralized) (a)...............  6.00/7.55    12/01/27     1,133,580
  1,263   Mississippi Home Corp Single Family Rev Mtg
          Ser D (GNMA Collateralized)...................      8.100    12/01/24     1,412,893
                                                                                 ------------
                                                                                    4,810,593
                                                                                 ------------
          MISSOURI  0.8%
    765   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev
          Lake of the Ozarks Genl Hosp..................      6.250    02/15/11       804,635
    980   Missouri St Hsg Dev Comm Mtg Rev Single Family
          Ln Ser A......................................      7.200    09/01/26     1,089,554
                                                                                 ------------
                                                                                    1,894,189
                                                                                 ------------
          NEVADA  0.9%
  2,180   Nevada Hsg Division Single Family Pgm Ser E
          (FHA Gtd).....................................      6.900    10/01/11     2,330,289
                                                                                 ------------
          NEW JERSEY  2.3%
    900   Camden Cnty, NJ Impt Auth Rev Hlth Care Dev
          Proj Cooper Hlth Sys..........................      4.300    02/15/98       900,099
  2,000   New Jersey Econ Dev Auth Dist Heating &
          Cooling Rev Trigen Trenton Ser A..............      6.200    12/01/10     2,099,560
  2,500   New Jersey Econ Dev Auth Wtr Fac Rev NJ
          American Wtr Co Inc Proj Ser A (FGIC Insd)....      6.875    11/01/34     2,807,800
                                                                                 ------------
                                                                                    5,807,459
                                                                                 ------------

                                               See Notes to Financial Statements

                               October 31, 1997

---------------------------------------------------------------------------------------------
  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          NEW YORK  11.9%
$ 1,615   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser A (Prerefunded @ 06/15/99) (FGIC
          Insd).........................................      6.750%   06/15/14  $  1,710,252
    835   New York City Ser B...........................      7.250    08/15/19       950,497
  1,685   New York City Ser B (Prerefunded @
          08/15/04).....................................      7.250    08/15/19     1,984,728
  4,320   New York City Ser B1..........................      7.000    08/15/16     4,885,272
    680   New York City Ser B1 (Prerefunded @
          08/15/04).....................................      7.000    08/15/16       791,051
  4,235   New York City Ser C...........................      7.250    08/15/24     4,610,009
  1,730   New York City Ser C (Prerefunded @
          08/15/01).....................................      7.250    08/15/24     1,918,328
  2,000   New York City Ser G...........................      5.750    02/01/14     2,037,020
  4,355   New York St Dorm Auth Rev Court Fac Lease Ser
          A.............................................      5.500    05/15/10     4,424,680
    595   New York St Med Care Fac Fin Agy Rev..........      7.625    08/15/17       667,108
  1,285   New York St Med Care Fac Fin Agy Rev
          (Prerefunded @ 08/15/01)......................      7.625    08/15/17     1,459,272
  4,350   Triborough Brdg & Tunl Auth NY Rev Genl Purp
          Ser A Rfdg....................................      5.000    01/01/12     4,310,502
                                                                                 ------------
                                                                                   29,748,719
                                                                                 ------------
          NORTH CAROLINA  0.3%
  2,500   University of North Carolina Chapel Hill Rev
          Util Sys......................................          *    08/01/20       760,525
                                                                                 ------------
          OHIO  3.3%
  1,000   Akron, OH Ctfs Partn Akron Muni Baseball
          Stadium Proj (a)..............................    0/6.500    12/01/07       849,690
  1,000   Delaware Cnty, OH Hlthcare Fac Rev Mtg Centrum
          at Willow Brook (FHA Gtd) (d).................      6.550    02/01/35     1,084,510
  2,045   Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
          Rfdg..........................................      6.000    05/15/05     2,168,784
  1,000   Miami Cnty, OH Hosp Fac Rev Upper Vly Med Cent
          Ser C Rfdg & Impt.............................      6.000    05/15/06     1,059,800
  3,000   Ohio Hsg Fin Agy Mtg Rev......................      6.050    09/01/17     3,152,520
                                                                                 ------------
                                                                                    8,315,304
                                                                                 ------------
          OKLAHOMA  1.1%
  2,750   Shawnee, OK Hosp Auth Hosp Rev MidAmerica
          Hlthcare Inc Rfdg.............................      6.125    10/01/14     2,823,480
                                                                                 ------------

                                               See Notes to Financial Statements

                               October 31, 1997

---------------------------------------------------------------------------------------------
  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          PENNSYLVANIA  12.1%
$ 1,000   Allegheny Cnty, PA Indl Dev Auth Rev
          Environmental Impt USX Corp Proj Rfdg.........      6.100%   07/15/20  $  1,044,490
  3,000   Butler Cnty, PA Hosp Auth Hosp Rev North Hills
          Passavant Hosp Ser A (Prerefunded @ 06/01/01)
          (FSA Insd)....................................      6.900    06/01/09     3,316,830
  3,000   Delaware Cnty, PA Auth Hlth Care Rev Mercy
          Hlth Corp Southeastn B........................      6.000    11/15/07     3,172,110
  1,500   Northeastern PA Hosp & Edl Auth Wyoming Vly
          Hlthcare Ser A (AMBAC Insd)...................      5.250    01/01/26     1,461,150
  6,000   Pennsylvania Intergovtl Coop Auth Spl Tax Rev
          City of Philadelphia Fdg Pgm (FGIC Insd)......      5.350    06/15/07     6,205,380
 10,000   Pennsylvania St Ctfs Partn Ser A Rfdg (AMBAC
          Insd).........................................      5.400    07/01/09    10,271,900
  4,325   Philadelphia, PA Hosps & Higher Edl Auth Fac
          Hosp Rev......................................      6.350    07/01/07     4,673,162
                                                                                 ------------
                                                                                   30,145,022
                                                                                 ------------
          TENNESSEE  1.0%
  2,485   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev....      5.750    09/01/16     2,523,194
                                                                                 ------------
          TEXAS  4.2%
  3,000   Harris Cnty, TX Toll Road Sr Lien Rfdg (AMBAC
          Insd).........................................      4.950    08/15/06     3,092,520
  2,000   Houston, TX Arpt Sys Rev Spl Fac Continental
          Airls.........................................      6.125    07/15/17     2,068,520
  2,940   San Antonio, TX Arpt Sys Rev Rfdg (AMBAC
          Insd).........................................      7.375    07/01/13     3,378,560
  1,805   Texas Hsg Agy Residential Dev Rev Mtg Ser D
          (GNMA Collateralized).........................      8.400    01/01/21     1,893,806
                                                                                 ------------
                                                                                   10,433,406
                                                                                 ------------
          UTAH  3.4%
  3,000   Intermountain Pwr Agy UT Pwr Supply Rev Ser B
          Rfdg (MBIA Insd)..............................      5.750    07/01/19     3,116,100
  3,000   Salt Lake City, UT Arpt Rev Delta Airls Inc
          Proj..........................................      7.900    06/01/17     3,183,780
  2,125   Utah St Hsg Fin Agy Single Family Mtg Sr Ser
          D2............................................      6.850    07/01/25     2,246,444
                                                                                 ------------
                                                                                    8,546,324
                                                                                 ------------
          WASHINGTON  2.1%
  2,030   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 3 Rev Ser C Rfdg (MBIA Insd)...............          *    07/01/13       884,999
  3,380   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 3 Rev Ser C Rfdg (MBIA Insd)...............          *    07/01/15     1,307,249
  3,000   Washington St Ser B...........................      5.500    05/01/18     3,108,810
                                                                                 ------------
                                                                                    5,301,058
                                                                                 ------------

                                               See Notes to Financial Statements

                               October 31, 1997

---------------------------------------------------------------------------------------------
  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  99.8%
  (Cost $228,970,514)..........................................................  $249,575,006
SHORT-TERM INVESTMENTS  1.5%
  (Cost $3,704,851)............................................................     3,704,851
                                                                                 ------------
TOTAL INVESTMENTS  101.3%
  (Cost $232,675,365)..........................................................   253,279,857
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.3%)..................................    (3,181,531)
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $250,098,326
                                                                                 ============

*Zero coupon bond
(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.
(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.
(c) Securities purchased on a when issued or delayed delivery basis.
(d) Assets segregated as collateral for when issued or delayed delivery purchase commitments, and open option transactions.


                                               See Notes to Financial Statements

                     STATEMENT OF ASSETS AND LIABILITIES

                               October 31, 1997

--------------------------------------------------------------------------------
ASSETS:
Total Investments (Cost $232,675,365).......................    $253,279,857
Receivables:
  Interest..................................................       4,769,595
  Investments Sold..........................................         346,909
Unamortized Organizational Costs............................           1,789
Other.......................................................             539
                                                                ------------
      Total Assets..........................................     258,398,689
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       7,574,288
  Custodian Bank............................................         186,963
  Income Distributions--Common and Preferred Shares.........         182,504
  Investment Advisory Fee...................................         137,584
  Administrative Fee........................................          31,750
  Affiliates................................................           7,168
Accrued Expenses............................................          93,582
Trustees' Deferred Compensation and Retirement Plans........          70,118
Options at Market Value (Net premiums received of
  $43,321)..................................................          16,406
                                                                ------------
      Total Liabilities.....................................       8,300,363
                                                                ------------
NET ASSETS..................................................    $250,098,326
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,900 issued with liquidation preference of
  $50,000 per share)........................................    $ 95,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 10,806,700 shares issued and
  outstanding)..............................................         108,067
Paid in Surplus.............................................     149,167,283
Net Unrealized Appreciation.................................      20,631,407
Accumulated Undistributed Net Investment Income.............         717,323
Accumulated Net Realized Loss...............................     (15,525,754)
                                                                ------------
      Net Assets Applicable to Common Shares................     155,098,326
                                                                ------------
NET ASSETS..................................................    $250,098,326
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($155,098,326 divided
  by 10,806,700 shares outstanding).........................    $      14.35
                                                                ============


                                               See Notes to Financial Statements

                           STATEMENT OF OPERATIONS

                     For the Year Ended October 31, 1997

--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest....................................................  $14,329,094
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,592,910
Administrative Fee..........................................      367,595
Preferred Share Maintenance.................................      258,924
Trustees' Fees and Expenses.................................       26,656
Custody.....................................................       21,343
Legal.......................................................       12,056
Amortization of Organizational Costs........................        7,997
Other.......................................................      195,358
                                                              -----------
    Total Expenses..........................................    2,482,839
                                                              -----------
NET INVESTMENT INCOME.......................................  $11,846,255
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   646,541
  Options...................................................     (124,638)
  Futures...................................................       79,198
                                                              -----------
Net Realized Gain...........................................      601,101
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   13,932,357
                                                              -----------
  End of the Period:
    Investments.............................................   20,604,492
    Options.................................................       26,915
                                                              -----------
                                                               20,631,407
                                                              -----------
Net Unrealized Appreciation During the Period...............    6,699,050
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 7,300,151
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $19,146,406
                                                              ===========


                                               See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS

                For the Years Ended October 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                            Year Ended         Year Ended
                                                         October 31, 1997   October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................     $ 11,846,255     $ 12,061,348
Net Realized Gain/Loss..................................          601,101       (1,677,218)
Net Unrealized Appreciation During the Period...........        6,699,050          969,703
                                                             ------------     ------------
Change in Net Assets from Operations....................       19,146,406       11,353,833
                                                             ------------     ------------
Distributions from Net Investment Income:
  Common Shares.........................................       (8,428,596)      (8,536,845)
  Preferred Shares......................................       (3,331,038)      (3,395,189)
                                                             ------------     ------------
Total Distributions.....................................      (11,759,634)     (11,932,034)
                                                             ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....        7,386,772         (578,201)
NET ASSETS:
Beginning of the Period.................................      242,711,554      243,289,755
                                                             ------------     ------------
End of the Period (Including accumulated undistributed
  net investment income of $717,323 and $630,702,
  respectively).........................................     $250,098,326     $242,711,554
                                                             ============     ============

                                               See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                              January 22, 1993
                                                                               (Commencement
                                               Year Ended October 31,          of Investment
                                        -------------------------------------  Operations) to
                                         1997      1996      1995      1994   October 31, 1993
----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a).......    $13.669   $13.722   $12.284   $15.253     $13.808
                                         ------    ------    ------    ------ -----------
  Net Investment Income.............      1.096     1.116     1.147     1.181        .803
  Net Realized and Unrealized
    Gain/Loss.......................       .675     (.065)    1.507    (2.927)       1.329
                                         ------    ------    ------    ------ -----------
Total from Investment Operations....      1.771     1.051     2.654    (1.746)       2.132
                                         ------    ------    ------    ------ -----------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders.....       .780      .790      .874      .938        .547
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders........       .308      .314      .342      .244        .140
  Distributions from Net Realized
    Gain:
    Paid to Common Shareholders.....        -0-       -0-       -0-      .034         -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders........        -0-       -0-       -0-      .007         -0-
                                         ------    ------    ------    ------ -----------
Total Distributions.................      1.088     1.104     1.216     1.223        .687
                                         ------    ------    ------    ------ -----------
Net Asset Value, End of the
  Period............................    $14.352   $13.669   $13.722   $12.284     $15.253
                                        =======   =======   =======   =======     =======
Market Price Per Share at End of the
  Period............................    $12.750   $11.750   $11.875   $10.750     $14.625
Total Investment Return at Market
  Price (b).........................     15.55%     5.69%    18.79%   (20.83%)      8.26%*
Total Return at Net Asset
  Value (c).........................     11.01%     5.58%    19.39%   (13.59%)     12.82%*
Net Assets at End of the Period (In
  millions).........................     $250.1    $242.7    $243.3    $227.7      $259.8
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares............................      1.65%     1.67%     1.77%     1.61%       1.49%
Ratio of Expenses to Average Net
  Assets............................      1.01%     1.01%     1.06%      .99%       1.02%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d).................      5.67%     5.91%     6.14%     6.76%       5.97%
Portfolio Turnover..................        23%       24%       75%      165%        114%*

(a) Net Asset Value at January 22, 1993, is adjusted for common and preferred share offering costs of $.217 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.
* Non-Annualized

                                               See Notes to Financial Statements

                        NOTES TO FINANCIAL STATEMENTS

                               October 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Strategic Sector Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on January 22, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $40,000. These costs are being amortized on a

                               October 31, 1997
--------------------------------------------------------------------------------

straight line basis over the 60 month period ending January 21, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $15,498,839 which will expire between October 31, 2002 and October 31, 2004. Net realized gains or losses differ for financial and tax reporting purposes as a result of gains or losses recognized for tax purposes on open option positions at October 31, 1997.

    At October 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $232,675,365; the aggregate gross unrealized appreciation is $20,604,492 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $20,604,492.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1997, 99.9% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1998, the Trust will provide tax information to shareholders for the 1997 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .15% of the average net assets of the Trust. The administrative services provided by the Administrator include

                               October 31, 1997
--------------------------------------------------------------------------------

record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $3,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1997, the Trust recognized expenses of approximately $74,600 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

    At October 31, 1997, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $56,036,931 and $54,981,899, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

                               October 31, 1997
--------------------------------------------------------------------------------

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended October 31, 1997, were as follows:

                                                    CONTRACTS    PREMIUM
-------------------------------------------------------------------------
Outstanding at October 31, 1996...................       15      $(28,246)
Options Written and Purchased (Net)...............    2,709       (50,470)
Options Terminated in Closing Transactions
  (Net)...........................................     (199)      (41,927)
Options Expired (Net).............................   (2,375)      163,964
                                                       ----      ---------
Outstanding at October 31, 1997...................      150      $ 43,321
                                                       ====      =========

    The related futures contracts of the outstanding option transactions as of October 31, 1997, and the descriptions and market values are as follows:

                                                                     MARKET
                                               EXPIRATION MONTH/    VALUE OF
                                  CONTRACTS     EXERCISE PRICE       OPTIONS
------------------------------------------------------------------------------
Municipal Bond Index
  December 1997--Written Puts
  (Current notional value of
  $121,844 per contract).........       150              Dec/115       $16,406

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                               October 31, 1997
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended October 31, 1997, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1996............................     -0-
Futures Opened.............................................     288
Futures Closed.............................................    (288)
                                                               ----
Outstanding at October 31, 1997............................       0
                                                               ====

C. EMBEDDED CAPS--These securities, which are identified in the portfolio of investments, include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES
The Trust has outstanding 1,900 Auction Preferred Shares ("APS") in two series. Series A contains 1,000 shares while Series B contains 900 shares. Dividends are cumulative and the dividend rate for both Series is currently reset every 28 days through an auction process. At October 31, 1997, the average rate in effect was 3.537%. During the year ended October 31, 1997, the rates ranged from 3.249% to 3.747%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                      REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital Strategic Sector Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Strategic Sector Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Strategic Sector Municipal Trust as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 11, 1997

                          DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS
    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley funds.

         VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                         RESULTS OF SHAREHOLDER VOTES

    The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees whose terms expired in 1997 and independent public accountants.

    1) With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 9,218,685 shares voted for the proposal, 90,951 shares voted against, 197,370 shares abstained and 0 shares represented broker non-votes.

    2) With regard to the election of the following Trustees by the common shareholders of the Trust:

                                                      # OF SHARES
                                                -----------------------
                                                IN FAVOR       WITHHELD
-----------------------------------------------------------------------
David C. Arch                                   9,399,053      106,089
Howard J Kerr                                   9,395,938      109,204
Dennis J. McDonnell                             9,397,957      107,185

    3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for its current fiscal year, 9,362,190 shares voted for the proposal, 26,023 shares voted against, 118,793 shares abstained and 0 shares represented broker non-votes.